UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2015

AMERITYRE CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	000-50053	87-0535207
(State or other jurisdiction	(Commission File Number)	(IRS Employer ID No.)
of incorporation)

1501 Industrial Road, Boulder City, Nevada  89005
(Address of principal executive office)

Registrant's telephone number, including area code: (702) 293-1930

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 – DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

In association with Amerityre Corporation’s annual proxy process the following Board Members have concluded their respective terms of service and departed from the Company:

•	Timothy L. Ryan
•	John J. Goldberg
•	Glenn D. Bougie
•	Gary M. Tucker

There were no disagreements causing the departure of any of the directors listed above.

Additionally, the following Board Members have been elected for a 1 year term:

•	Michael F. Sullivan
•	Terry Gilland
•	George Stoddard
•	David Clark
•	David Hollister

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Annual Meeting of Stockholders of Amerityre Corporation (the “Company”) was held in the Company’s office and plant at 1501 Industrial Road, Boulder City, Nevada, on December 3, 2015, at 10:00 am, Pacific Time. At the Annual Meeting, the stockholders:

1.           Elected five directors to serve until the 2016 Annual Meeting of Stockholders;
2.           Ratified the selection of HJ & Associates, LLC as the Company’s independent auditor for the Company’s fiscal year ending June 30, 2016;
3.           The 2015 Omnibus Stock Option and Aware Plan did not attain shareholder approval; and,
4.           Approval of an amendment to the Company’s articles of incorporation to increase the authorized shares from 75,000,000 to 100,000,000.**

** The execution of this measure also requires the Preferred Shareholder to approve.  This approval has not been attained at the time of this filing.

The results of the voting were as follows:

1. Directors	For	Against	Withhold/Abstain
Michael F. Sullivan	13,197,426	0	377,599
Terry Gilland	13,333,243	0	241,782
George Stoddard	13,333,243	0	241,782
David Clark	13,103,284	0	471,741
David Hollister	13,103,284	0	471,741

2. Ratify HJ & Associates, LLC	For	Against	Withhold/Abstain
	26,461,352	1,909,729	19,733

3. 2015 Omnibus Stock Option and Bonus Plan	For	Against	Withhold/Abstain
	11,316,162	1,087,779	1,171,084

Broker non-votes for Proposal 3 were 14,815,789.

4. Increase authorized common stock from 75,000,000 to 100,000,000	For	Against	Withhold/Abstain
	25,427,524	2,598,417	354,873

A total of 28,390,814 shares were represented at the meeting in person or by proxy, or approximately 68.16% of the total 41,650,287shares eligible to vote.

For more information on Amerityre, including a copy of the shareholder presentation from the 2015 Annual Shareholders meeting, visit the website at www.amerityre.com.

ITEM 7.01 REGULATION FD DISCLOSURE

The Company’s Annual Meeting of Shareholders held on December 3, 2015 in Boulder City, Nevada, included a presentation by the Michael F. Sullivan, CEO and president, along with segments presented by Lynda Keeton-Cardno, CPA, CFO.  In the presentation, Mr. Sullivan and Ms. Keeton-Cardno summarized the Company’s business and operational status and discussed strategic and operational plans for the coming year.

For more information on Amerityre and the full presentation from the 2015 Annual Shareholders meeting, visit the website at www.amerityre.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated:  December 10, 2015

AMERITYRE CORPORATION
By:
/s/ Michael F. Sullivan	/s/ Lynda R. Keeton-Cardno
Michael F. Sullivan Chief Executive Officer (Principal Executive Officer)	Lynda R. Keeton-Cardno Chief Financial Officer (Principal Financial and Accounting Officer)